UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant   ☐                             Filed by a Party other than the Registrant   ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

QUALCOMM INCORPORATED

(Name of Registrant as Specified in Its Charter)

BROADCOM LIMITED

BROADCOM CORPORATION

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

February 16, 2018 DEAR QUALCOMM STOCKHOLDER, You face an important decision regarding the future of your investment in Qualcomm. With Qualcomm’s Annual Meeting of Stockholders fast approaching on March 6, you can vote the BLUE proxy card for six independent director nominees to show support for Broadcom’s value-maximizing $82 per share offer. If the six independent nominees identified on the BLUE proxy card are not elected and the current Qualcomm board has not entered into a merger agreement with Broadcom before the Annual Meeting, Broadcom will withdraw its $82 per share offer and stop its pursuit of Qualcomm. Broadcom’s Compelling Offer Provides Significantly More Value Than Any Other Available Alternative We believe Broadcom’s offer is the most attractive, value-enhancing alternative available. At $82 per Qualcomm share — which consists of $60 in cash and $22 in Broadcom stock — we are offering a significant cash premium plus the opportunity to participate in the upside potential of the combined company. Our track record of executing large acquisitions and providing shareholder value, particularly following acquisitions, speaks for itself. The Qualcomm board has no excuses for not transacting with Broadcom to give you the benefits of Broadcom’s offer. Instead, the current Qualcomm board, which has embroiled Qualcomm in costly disputes with its largest customers and with regulators around the world, is offering you a risky standalone strategy that rehashes broken promises from 2015 and is based on lofty projections that are disconnected from reality. $8,2941 The value of your investment in Qualcomm is worth TODAY significantly less than if you had invested in Broadcom for the last five years. This discrepancy in value is the result of Qualcomm’s poor execution, including failure to $1,000 $1,0641 monetize 4G, and a broken business model that INVESTED TODAY has resulted in customer disputes, regulatory 5 YEARS AGO investigations and significant fines. Why should you believe that Qualcomm’s plans will provide different results? You Now Have an Opportunity to Show Support For Broadcom’s Value-Maximizing $82 Per Share Offer Vote Today on the BLUE Proxy Card “For” All Six Independent, Highly Qualified Broadcom Nominees

Broadcom’s Offer Provides Substantial Deal Certainty and a Clear Path to Completion We remain confident in our ability to complete this transaction within approximately 12 months following the signing of a definitive agreement, and have demonstrated our confidence by committing to: divest two businesses in order to speed up the regulatory clearance process; take other actions necessary to obtain regulatory approvals subject to a very high materiality standard; pay Qualcomm an $8 billion regulatory termination fee, the largest such fee of all time, in the highly unlikely event the transaction does not close; and pay Qualcomm stockholders a daily ticking fee in cash if the deal takes longer than 12 months to close due to unexpected delays in obtaining regulatory approvals. These are not just our words or empty promises. We have given to Qualcomm and publicly made available a proposed merger agreement that includes all of these commitments that we stand ready to execute immediately. Vote the BLUE proxy card TODAY for all six independent, highly qualified Broadcom nominees to show support for our compelling offer. The Future of Your Investment in Qualcomm is in Your Hands We recently revised our slate from 11 to six nominees. By voting the entire BLUE card, you are voting to install a majority of the board who will make a transaction with Broadcom a top priority, while maintaining continuity with existing Qualcomm directors to oversee the business through the close of the transaction. Ultimately, the choice is yours. A vote on the BLUE card is a vote for independent nominees to give you the opportunity to obtain Broadcom’s premium offer, with both the certainty of cash and the potentially significant upside of Broadcom stock. Qualcomm’s stock has only traded above $82 per share for three days over its 26-year history as a public company. A vote on Qualcomm’s white card is simply a vote for the status quo, or worse. If the six independent nominees identified on the BLUE proxy card are not elected and the current Qualcomm board has not entered into a merger agreement with Broadcom before the Annual Meeting, Broadcom will withdraw its $82 per share offer and stop its pursuit of Qualcomm, and stockholders will be left holding stock in a company with a Board, management team and business model that have destroyed value. Now is your opportunity to make your voice heard by voting the BLUE proxy card to elect ALL six director candidates nominated by Broadcom. Sincerely, Hock Tan President and CEO Broadcom

Vote the Entire BLUE Proxy Card! How Should You Vote? BLUE CARD WHITE CARD Vote for independent nominees Vote for existing directors who are committed to maximizing who have failed to secure value for all Qualcomm for Qualcomm stockholders stockholders Broadcom’s value maximizing Vote for independent nominees to proposal give Qualcomm stockholders the Vote to give current opportunity to obtain significant benefits of Broadcom’s value- leadership more time to maximizing proposal underperform while watching peers continue to execute If you have any questions or need assistance voting your BLUE proxy, please call our proxy solicitor: TOLL-FREE COLLECT (800) 848-2998 (212) 269-5550 VIA THE INTERNET Stockholders are urged NOT to sign or return any white proxy card received from • Have your control number located on Qualcomm and are strongly encouraged your BLUE proxy card in hand to discard the white proxy card. • Log on to the website set forth on your BLUE proxy card If you have already voted a white proxy card, you have every right to change your • Follow the instructions to vote your shares vote and vote the BLUE proxy card to support Broadcom’s highly qualified director BY TELEPHONE nominees. Only your latest dated internet or telephone vote, or proxy card will count. • Have your control number located on your BLUE proxy card in hand If you hold shares in multiple accounts, you will receive more than one BLUE proxy card • Call the toll free number set forth on your or voting instruction form. It is important BLUE proxy card to each proxy card and vote BLUE BLUE • Follow the instructions to vote your shares voting instruction form you receive. BY MAIL • Sign, date and return the BLUE proxy card • Return it in the postage-paid return envelope provided

EVERY VOTE “FOR” ALL SIX OF BROADCOM’S VOTE HIGHLY QUALIFIED DIRECTOR COUNTS NOMINEES ON THE BLUE PROXY CARD Cautionary Note Regarding Forward-Looking Statements Additional Information This announcement contains forward-looking statements (including within the meaning This communication does not constitute an offer to buy or solicitation of an offer to sell of Section 21E of the United States Securities Exchange Act of 1934, as amended, any securities. This communication relates to a proposal which Broadcom has made for and Section 27A of the United States Securities Act of 1933, as amended) concerning an acquisition of Qualcomm and Broadcom’s intention to solicit proxies for the election of Broadcom. These statements include, but are not limited to, statements that address Broadcom nominees to the Qualcomm Board and certain other proposals at Qualcomm’s our expected future business and financial performance and statements about (i) 2018 annual meeting of stockholders. Broadcom filed a definitive proxy statement with the proposed transaction involving Broadcom and Qualcomm and the expected the SEC on January 5, 2018 in connection with the solicitation of proxies for Qualcomm’s benefits of the proposed transaction, (ii) the expected benefits of acquisitions, (iii) 2018 annual meeting of stockholders and may file other proxy solicitation materials our plans, objectives and intentions with respect to future operations and products, in connection therewith. Broadcom has also commenced mailing its definitive proxy (iv) our competitive position and opportunities, (v) the impact of acquisitions on the statement to Qualcomm stockholders. market for our products, and (vi) other statements identified by words such as “will”, In addition, in furtherance of the acquisition proposal and subject to future “expect”, “believe”, “anticipate”, “estimate”, “should”, “intend”, “plan”, “potential”, developments, Broadcom (and, if a negotiated transaction is agreed, Qualcomm) may “predict”, “project”, “aim”, and similar words, phrases or expressions. These forward-file one or more registration statements, proxy statements, tender offer statements or looking statements are based on current expectations and beliefs of the management other documents with the SEC. This communication is not a substitute for any proxy of Broadcom, as well as assumptions made by, and information currently available statement, registration statement, tender offer statement, prospectus or other document to, such management, current market trends and market conditions and involve risks Broadcom and/or Qualcomm may file with the SEC in connection with the proposed and uncertainties, many of which are outside Broadcom’s and management’s control, transaction. and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such Investors and security holders of Broadcom and Qualcomm are urged to read the proxy statements. statement(s), registration statement(s), tender offer statement(s), prospectus(es) and/ or other documents filed with the SEC carefully in their entirety if and when they become Particular uncertainties that could materially affect future results include risks associated available as they will contain important information about the proposed transaction and with our proposal to acquire Qualcomm, including: (i) uncertainty regarding the ultimate solicitation. Any definitive proxy statement(s) or prospectus(es) (if and when available) outcome or terms of any possible transaction between Broadcom and Qualcomm, will be mailed to stockholders of Broadcom and/or Qualcomm, as applicable. Investors including as to whether Qualcomm will cooperate with us regarding the proposed and security holders will be able to obtain free copies of these documents (if and when transaction, (ii) the effects of the announcement of the proposed transaction on the available) and other documents filed with the SEC by Broadcom through the web site ability of Broadcom and Qualcomm to retain customers, to retain and hire key personnel maintained by the SEC at http://www.sec.gov. and to maintain favorable relationships with suppliers or customers, (iii) the timing of the proposed transaction, (iv) the ability to obtain regulatory approvals and satisfy other This document shall not constitute an offer to sell or the solicitation of an offer to buy closing conditions to the completion of the proposed transaction (including shareholder any securities, nor shall there be any sale of securities in any jurisdiction in which such approvals), and (v) other risks related to the completion of the proposed transaction offer, solicitation or sale would be unlawful prior to registration or qualification under the and actions related thereto; any loss of our significant customers and fluctuations in securities laws of any such jurisdiction. No offering of securities shall be made except by the timing and volume of significant customer demand; our dependence on contract means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act manufacturing and outsourced supply chain; our dependency on a limited number of 1933, as amended. of suppliers; any acquisitions we may make, such as delays, challenges and expenses associated with receiving governmental and regulatory approvals and satisfying Participants in Solicitation other closing conditions, and with integrating acquired companies with our existing Broadcom, certain of its subsidiaries, its directors and executive officers, other members businesses and our ability to achieve the growth prospects and synergies expected by of management and employees and the nominees described above may be deemed such acquisitions; our ability to accurately estimate customers’ demand and adjust our to be participants in the solicitation of proxies in respect of the proposed transaction, manufacturing and supply chain accordingly; our significant indebtedness, including the including with respect to Qualcomm’s 2018 annual meeting of stockholders. You can need to generate sufficient cash flows to service and repay such debt; dependence on find information about Broadcom’s executive officers and directors in Broadcom’s a small number of markets and the rate of growth in these markets; dependence on and definitive proxy statement filed with the SEC on February 17, 2017. Information about risks associated with distributors of our products; dependence on senior management; the Broadcom nominees is included in the definitive proxy statement that Broadcom quarterly and annual fluctuations in our operating results; global economic conditions has filed with the SEC. Additional information regarding the interests of such potential and concerns; our proposed redomiciliation of our ultimate parent company to the United participants is included or will be included in one or more registration statements, proxy States; our competitive performance and ability to continue achieving design wins with statements, tender offer statements or other documents filed or to be filed with the SEC our customers, as well as the timing of any design wins; prolonged disruptions of our if and when they become available. These documents (if and when available) may be or our contract manufacturers’ manufacturing facilities or other significant operations; obtained free of charge from the SEC’s website http://www.sec.gov. our ability to improve our manufacturing efficiency and quality; our dependence on outsourced service providers for certain key business services and their ability to execute to our requirements; our ability to maintain or improve gross margin; our overall cash tax 1 November 2, 2012 – November 2, 2017, the last trading day prior to media speculation costs, legislation that may impact our overall cash tax costs and our ability to maintain regarding a potential transaction tax concessions in certain jurisdictions; our ability to protect our intellectual property and the unpredictability of any associated litigation expenses; any expenses or reputational damage associated with resolving customer product warranty and indemnification claims; cyclicality in the semiconductor industry or in our target markets; our ability to sell to new types of customers and to keep pace with technological advances; market acceptance of the end products into which our products are designed; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature. Our filings with the Securities and Exchange Commission (“SEC”), which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect our business, results of operations and financial condition. We undertake no intent or obligation to publicly update or revise any of these forward looking statements, whether as a result of new information, future events or otherwise, except as required by law.